Filed Pursuant to Rule 433

Registration No. 333-208678

Anheuser-Busch InBev Finance Inc.

Pricing Term Sheet

January 13, 2016

$4,000,000,000 1.900% Notes due 2019

Issuer:	Anheuser-Busch InBev Finance Inc.

Guarantors:	Anheuser-Busch InBev SA/NV, Brandbev S.à r.l., Brandbrew S.A., Cobrew NV, Anheuser-Busch Companies, LLC, Anheuser-Busch InBev Worldwide Inc.
Issuer Rating*	A2 (watch negative) at Moody’s / A- (stable outlook) at S&P

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 13, 2016

Settlement Date:	(T+7); January 25, 2016

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mitsubishi UFJ Securities (USA), Inc., Santander Investment Securities Inc., Société Générale, Banca IMI S.p.A, BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mizuho Securities USA Inc., Rabo Securities USA, Inc., RBS Securities Inc., SMBC Nikko Capital Markets Limited, TD Securities (USA) LLC, UniCredit Capital Markets LLC and Wells Fargo Securities, LLC

Co-Managers:	ANZ Securities, Inc., BNY Mellon Capital Markets, LLC and Commerz Markets LLC
Business Days:	New York, London, Brussels

Listing:	NYSE

Principal Amount:	$4,000,000,000

Maturity:	February 1, 2019

Special Mandatory Redemption:	In the event that the acquisition of SABMiller is not completed on or before the Acquisition Long Stop Date (as defined below), or, if prior to such time, the Parent Guarantor announces the withdrawal or lapse of the acquisition of SABMiller and that it is no longer pursuing the acquisition of SABMiller, the Issuer will be required to redeem all of the outstanding Notes pursuant to a special mandatory redemption at a redemption price equal to 101% of the aggregate principal amount of the Notes being redeemed plus accrued and unpaid interest to but excluding the Special Mandatory Redemption Date on the Notes being redeemed. There is no escrow account for, or security interest in, the proceeds of this offering for the benefit of holders of the Notes.

“Acquisition Long Stop Date” means November 11, 2016, provided, however, that the Issuer may, at its option, extend the Acquisition Long Stop Date to May 11, 2017 by providing written notice of such extension at any time prior to November 11, 2016 to each Holder, with a copy to the Trustee.

Optional Tax Redemption:

The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 25, 2016 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Denominations/Multiples:	$1,000/$1,000

Day Count:	30/360

Interest Payment Dates:	February 1 and August 1

First Payment Date:	August 1, 2016

Coupon:	1.900%

Benchmark Treasury:	1.250% due December 15, 2018

Benchmark Price and Yield:	100-09 3/4; 1.143%

Spread to Benchmark:	+85 bps

Yield to Maturity:	1.993%

Price to Public:	99.729%

Make-Whole Call:	+15 bps

CUSIP:	035242 AG1

ISIN:	US035242AG14

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll free at 1-888-603-5847, Deutsche Bank Securities Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll free at 1-800-294-1322, Mitsubishi UFJ Securities (USA), Inc. toll free at 1-877-649-6848, Santander Investment Securities Inc. toll free at 1-855-403-3636 and Société Générale collect at +44-20-7676-7618.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Filed Pursuant to Rule 433

Registration No. 333-208678

Anheuser-Busch InBev Finance Inc.

Pricing Term Sheet

January 13, 2016

$7,500,000,000 2.650% Notes due 2021

Issuer:	Anheuser-Busch InBev Finance Inc.

Guarantors:	Anheuser-Busch InBev SA/NV, Brandbev S.à r.l., Brandbrew S.A., Cobrew NV, Anheuser-Busch Companies, LLC, Anheuser-Busch InBev Worldwide Inc.
Issuer Rating*	A2 (watch negative) at Moody’s / A- (stable outlook) at S&P

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 13, 2016

Settlement Date:	(T+7); January 25, 2016

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mitsubishi UFJ Securities (USA), Inc., Santander Investment Securities Inc., Société Générale, Banca IMI S.p.A, BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mizuho Securities USA Inc., Rabo Securities USA, Inc., RBS Securities Inc., SMBC Nikko Capital Markets Limited, TD Securities (USA) LLC, UniCredit Capital Markets LLC and Wells Fargo Securities, LLC

Co-Managers:	ANZ Securities, Inc., BNY Mellon Capital Markets, LLC and Commerz Markets LLC
Business Days:	New York, London, Brussels

Listing:	NYSE

Principal Amount:	$7,500,000,000

Maturity:	February 1, 2021

Special Mandatory Redemption:	In the event that the acquisition of SABMiller is not completed on or before the Acquisition Long Stop Date (as defined below), or, if prior to such time, the Parent Guarantor announces the withdrawal or lapse of the acquisition of SABMiller and that it is no longer pursuing the acquisition of SABMiller, the Issuer will be required to redeem all of the outstanding Notes pursuant to a special mandatory redemption at a redemption price equal to 101% of the aggregate principal amount of the Notes being redeemed plus accrued and unpaid interest to but excluding the Special Mandatory Redemption Date on the Notes being redeemed. There is no escrow account for, or security interest in, the proceeds of this offering for the benefit of holders of the Notes.

“Acquisition Long Stop Date” means November 11, 2016, provided, however, that the Issuer may, at its option, extend the Acquisition Long Stop Date to May 11, 2017 by providing written notice of such extension at any time prior to November 11, 2016 to each Holder, with a copy to the Trustee.

Optional Tax Redemption:

The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 25, 2016 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Denominations/Multiples:	$1,000/$1,000

Day Count:	30/360

Interest Payment Dates:	February 1 and August 1

First Payment Date:	August 1, 2016

Coupon:	2.650%

Benchmark Treasury:	1.750% due December 31, 2020

Benchmark Price and Yield:	101-03+; 1.517%

Spread to Benchmark:	+120 bps

Yield to Maturity:	2.717%

Price to Public:	99.687%

Make-Whole Call:	+20 bps

CUSIP:	035242 AJ5

ISIN:	US035242AJ52

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll free at 1-888-603-5847, Deutsche Bank Securities Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll free at 1-800-294-1322, Mitsubishi UFJ Securities (USA), Inc. toll free at 1-877-649-6848, Santander Investment Securities Inc. toll free at 1-855-403-3636 and Société Générale collect at +44-20-7676-7618.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Filed Pursuant to Rule 433

Registration No. 333-208678

Anheuser-Busch InBev Finance Inc.

Pricing Term Sheet

January 13, 2016

$6,000,000,000 3.300% Notes due 2023

Issuer:	Anheuser-Busch InBev Finance Inc.

Guarantors:	Anheuser-Busch InBev SA/NV, Brandbev S.à r.l., Brandbrew S.A., Cobrew NV, Anheuser-Busch Companies, LLC, Anheuser-Busch InBev Worldwide Inc.
Issuer Rating*	A2 (watch negative) at Moody’s / A- (stable outlook) at S&P

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 13, 2016

Settlement Date:	(T+7); January 25, 2016

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mitsubishi UFJ Securities (USA), Inc., Santander Investment Securities Inc., Société Générale, Banca IMI S.p.A, BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mizuho Securities USA Inc., Rabo Securities USA, Inc., RBS Securities Inc., SMBC Nikko Capital Markets Limited, TD Securities (USA) LLC, UniCredit Capital Markets LLC and Wells Fargo Securities, LLC

Co-Managers:	ANZ Securities, Inc., BNY Mellon Capital Markets, LLC and Commerz Markets LLC
Business Days:	New York, London, Brussels

Listing:	NYSE

Principal Amount:	$6,000,000,000

Maturity:	February 1, 2023

Special Mandatory Redemption:	In the event that the acquisition of SABMiller is not completed on or before the Acquisition Long Stop Date (as defined below), or, if prior to such time, the Parent Guarantor announces the withdrawal or lapse of the acquisition of SABMiller and that it is no longer pursuing the acquisition of SABMiller, the Issuer will be required to redeem all of the outstanding Notes pursuant to a special mandatory redemption at a redemption price equal to 101% of the aggregate principal amount of the Notes being redeemed plus accrued and unpaid interest to but excluding the Special Mandatory Redemption Date on the Notes being redeemed. There is no escrow account for, or security interest in, the proceeds of this offering for the benefit of holders of the Notes.

“Acquisition Long Stop Date” means November 11, 2016, provided, however, that the Issuer may, at its option, extend the Acquisition Long Stop Date to May 11, 2017 by providing written notice of such extension at any time prior to November 11, 2016 to each Holder, with a copy to the Trustee.

Optional Tax Redemption:

The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 25, 2016 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Denominations/Multiples:	$1,000/$1,000

Day Count:	30/360

Interest Payment Dates:	February 1 and August 1

First Payment Date:	August 1, 2016

Coupon:	3.300%

Benchmark Treasury:	2.125% due December 31, 2022

Benchmark Price and Yield:	101-23; 1.861%

Spread to Benchmark:	+150 bps

Yield to Maturity:	3.361%

Price to Public:	99.621%

Make-Whole Call:	+25 bps

CUSIP:	035242 AL0

ISIN:	US035242AL09

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll free at 1-888-603-5847, Deutsche Bank Securities Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll free at 1-800-294-1322, Mitsubishi UFJ Securities (USA), Inc. toll free at 1-877-649-6848, Santander Investment Securities Inc. toll free at 1-855-403-3636 and Société Générale collect at +44-20-7676-7618.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Filed Pursuant to Rule 433

Registration No. 333-208678

Anheuser-Busch InBev Finance Inc.

Pricing Term Sheet

January 13, 2016

$11,000,000,000 3.650% Notes due 2026

Issuer:	Anheuser-Busch InBev Finance Inc.

Guarantors:	Anheuser-Busch InBev SA/NV, Brandbev S.à r.l., Brandbrew S.A., Cobrew NV, Anheuser-Busch Companies, LLC, Anheuser-Busch InBev Worldwide Inc.
Issuer Rating*	A2 (watch negative) at Moody’s / A- (stable outlook) at S&P

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 13, 2016

Settlement Date:	(T+7); January 25, 2016

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mitsubishi UFJ Securities (USA), Inc., Santander Investment Securities Inc., Société Générale, Banca IMI S.p.A, BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mizuho Securities USA Inc., Rabo Securities USA, Inc., RBS Securities Inc., SMBC Nikko Capital Markets Limited, TD Securities (USA) LLC, UniCredit Capital Markets LLC and Wells Fargo Securities, LLC

Co-Managers:	ANZ Securities, Inc., BNY Mellon Capital Markets, LLC and Commerz Markets LLC
Business Days:	New York, London, Brussels

Listing:	NYSE

Principal Amount:	$11,000,000,000

Maturity:	February 1, 2026

Special Mandatory Redemption:	In the event that the acquisition of SABMiller is not completed on or before the Acquisition Long Stop Date (as defined below), or, if prior to such time, the Parent Guarantor announces the withdrawal or lapse of the acquisition of SABMiller and that it is no longer pursuing the acquisition of SABMiller, the Issuer will be required to redeem all of the outstanding Notes pursuant to a special mandatory redemption at a redemption price equal to 101% of the aggregate principal amount of the Notes being redeemed plus accrued and unpaid interest to but excluding the Special Mandatory Redemption Date on the Notes being redeemed. There is no escrow account for, or security interest in, the proceeds of this offering for the benefit of holders of the Notes.

“Acquisition Long Stop Date” means November 11, 2016, provided, however, that the Issuer may, at its option, extend the Acquisition Long Stop Date to May 11, 2017 by providing written notice of such extension at any time prior to November 11, 2016 to each Holder, with a copy to the Trustee.

Optional Tax Redemption:

The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 25, 2016 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Denominations/Multiples:	$1,000/$1,000

Day Count:	30/360

Interest Payment Dates:	February 1 and August 1

First Payment Date:	August 1, 2016

Coupon:	3.650%

Benchmark Treasury:	2.250% due November 15, 2025

Benchmark Price and Yield:	101-19; 2.070%

Spread to Benchmark:	+160 bps

Yield to Maturity:	3.670%

Price to Public:	99.833%

Make-Whole Call:	+25 bps

CUSIP:	035242 AP1

ISIN:	US035242AP13

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll free at 1-888-603-5847, Deutsche Bank Securities Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll free at 1-800-294-1322, Mitsubishi UFJ Securities (USA), Inc. toll free at 1-877-649-6848, Santander Investment Securities Inc. toll free at 1-855-403-3636 and Société Générale collect at +44-20-7676-7618.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Filed Pursuant to Rule 433

Registration No. 333-208678

Anheuser-Busch InBev Finance Inc.

Pricing Term Sheet

January 13, 2016

$6,000,000,000 4.700% Notes due 2036

Issuer:	Anheuser-Busch InBev Finance Inc.

Guarantors:	Anheuser-Busch InBev SA/NV, Brandbev S.à r.l., Brandbrew S.A., Cobrew NV, Anheuser-Busch Companies, LLC, Anheuser-Busch InBev Worldwide Inc.
Issuer Rating*	A2 (watch negative) at Moody’s / A- (stable outlook) at S&P

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 13, 2016

Settlement Date:	(T+7); January 25, 2016

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mitsubishi UFJ Securities (USA), Inc., Santander Investment Securities Inc., Société Générale, Banca IMI S.p.A, BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mizuho Securities USA Inc., Rabo Securities USA, Inc., RBS Securities Inc., SMBC Nikko Capital Markets Limited, TD Securities (USA) LLC, UniCredit Capital Markets LLC and Wells Fargo Securities, LLC

Co-Managers:	ANZ Securities, Inc., BNY Mellon Capital Markets, LLC and Commerz Markets LLC

Business Days:	New York, London, Brussels

Listing:	NYSE

Principal Amount:	$6,000,000,000

Maturity:	February 1, 2036

Optional Tax Redemption:	The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 25, 2016 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Denominations/Multiples:	$1,000/$1,000

Day Count:	30/360

Interest Payment Dates:	February 1 and August 1

First Payment Date:	August 1, 2016

Coupon:	4.700%

Benchmark Treasury:	2.875% due August 15, 2045

Benchmark Price and Yield:	100-06+; 2.865%

Spread to Benchmark:	+190 bps

Yield to Maturity:	4.765%

Price to Public:	99.166%

Make-Whole Call:	+30 bps

CUSIP:	035242 AM8

ISIN:	US035242AM81

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll free at 1-888-603-5847, Deutsche Bank Securities

Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll free at 1-800-294-1322, Mitsubishi UFJ Securities (USA), Inc. toll free at 1-877-649-6848, Santander Investment Securities Inc. toll free at 1-855-403-3636 and Société Générale collect at +44-20-7676-7618.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Filed Pursuant to Rule 433

Registration No. 333-208678

Anheuser-Busch InBev Finance Inc.

Pricing Term Sheet

January 13, 2016

$11,000,000,000 4.900% Notes due 2046

Issuer:	Anheuser-Busch InBev Finance Inc.

Guarantors:	Anheuser-Busch InBev SA/NV, Brandbev S.à r.l., Brandbrew S.A., Cobrew NV, Anheuser-Busch Companies, LLC, Anheuser-Busch InBev Worldwide Inc.
Issuer Rating*	A2 (watch negative) at Moody’s / A- (stable outlook) at S&P

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 13, 2016

Settlement Date:	(T+7); January 25, 2016

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mitsubishi UFJ Securities (USA), Inc., Santander Investment Securities Inc., Société Générale, Banca IMI S.p.A, BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mizuho Securities USA Inc., Rabo Securities USA, Inc., RBS Securities Inc., SMBC Nikko Capital Markets Limited, TD Securities (USA) LLC, UniCredit Capital Markets LLC and Wells Fargo Securities, LLC

Co-Managers:	ANZ Securities, Inc., BNY Mellon Capital Markets, LLC and Commerz Markets LLC
Business Days:	New York, London, Brussels

Listing:	NYSE

Principal Amount:	$11,000,000,000

Maturity:	February 1, 2046

Optional Tax Redemption:	The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 25, 2016 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Denominations/Multiples:	$1,000/$1,000

Day Count:	30/360

Interest Payment Dates:	February 1 and August 1

First Payment Date:	August 1, 2016

Coupon:	4.900%

Benchmark Treasury:	2.875% due August 15, 2045

Benchmark Price and Yield:	100-06+; 2.865%

Spread to Benchmark:	+205 bps

Yield to Maturity:	4.915%

Price to Public:	99.765%

Make-Whole Call:	+35 bps

CUSIP:	035242 AN6

ISIN:	US035242AN64

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll free at 1-888-603-5847, Deutsche Bank Securities

Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll free at 1-800-294-1322, Mitsubishi UFJ Securities (USA), Inc. toll free at 1-877-649-6848, Santander Investment Securities Inc. toll free at 1-855-403-3636 and Société Générale collect at +44-20-7676-7618.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Filed Pursuant to Rule 433

Registration No. 333-208678

Anheuser-Busch InBev Finance Inc.

Pricing Term Sheet

January 13, 2016

$500,000,000 Floating Rate Notes due 2021

Issuer:	Anheuser-Busch InBev Finance Inc.

Guarantors:	Anheuser-Busch InBev SA/NV, Brandbev S.à r.l., Brandbrew S.A., Cobrew NV, Anheuser-Busch Companies, LLC, Anheuser-Busch InBev Worldwide Inc.
Issuer Rating*	A2 (watch negative) at Moody’s / A- (stable outlook) at S&P

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 13, 2016

Settlement Date:	(T+7); January 25, 2016

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mitsubishi UFJ Securities (USA), Inc., Santander Investment Securities Inc., Société Générale, Banca IMI S.p.A, BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mizuho Securities USA Inc., Rabo Securities USA, Inc., RBS Securities Inc., SMBC Nikko Capital Markets Limited, TD Securities (USA) LLC, UniCredit Capital Markets LLC and Wells Fargo Securities, LLC

Co-Managers:	ANZ Securities, Inc., BNY Mellon Capital Markets, LLC and Commerz Markets LLC
Listing:	NYSE

Principal Amount:	$500,000,000

Maturity:	February 1, 2021

Denominations/Multiples:	$1,000/$1,000

Special Mandatory Redemption:	In the event that the acquisition of SABMiller is not completed on or before the Acquisition Long Stop Date (as defined below), or, if prior to such time, the Parent Guarantor announces the withdrawal or lapse of the acquisition of SABMiller and that it is no longer pursuing the acquisition of SABMiller, the Issuer will be required to redeem all of the outstanding Notes pursuant to a special mandatory redemption at a redemption price equal to 101% of the aggregate principal amount of the Notes being redeemed plus accrued and unpaid interest to but excluding the Special Mandatory Redemption Date on the Notes being redeemed. There is no escrow account for, or security interest in, the proceeds of this offering for the benefit of holders of the Notes.

“Acquisition Long Stop Date” means November 11, 2016, provided, however, that the Issuer may, at its option, extend the Acquisition Long Stop Date to May 11, 2017 by providing written notice of such extension at any time prior to November 11, 2016 to each Holder, with a copy to the Trustee.

Optional Tax Redemption:

The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 25, 2016 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Day Count:	Actual/360

Day Count Convention:	Modified Following. If any Interest Payment Date (other than the maturity date or a date fixed for redemption or payment in connection with an acceleration of the Floating Rate Notes) falls on a day that is not a Business Day, that Interest Payment Date will be postponed to the next succeeding Business Day unless that

Business Day is in the next succeeding calendar month, in which case the Interest Payment Date will be the immediately preceding Business Day.

Interest Payment Dates:	Quarterly on February 1, May 1, August 1 and November 1

First Payment Date:	May 2, 2016

Interest Reset Date:	First day of each Interest Period other than the first Interest Period, subject to the Day Count Convention.

Interest Periods:	The period beginning on, and including, an Interest Payment Date and ending on, but not including, the following Interest Payment Date; provided that the first Interest Period will begin on January 25, 2016, and will end on, but not include, the first Interest Payment Date.

Interest Determination Date:	The Interest Determination Date relating to a particular Interest Reset Date will be the second London Business Day preceding such Interest Reset Date.

London Business Day:	Any weekday on which banking or trust institutions in London are not authorized generally or obligated by law, regulation or executive order to close.

Coupon:	The Interest Rate for the first Interest Period will be the 3-month U.S. dollar London Interbank Offered Rate (“LIBOR”), as determined on January 21, 2016, plus the Spread to Benchmark (as described below). Thereafter, the Interest Rate for any Interest Period will be the 3-month U.S. dollar LIBOR, as determined on the applicable Interest Determination Date, plus the Spread to Benchmark. The Interest Rate will be reset quarterly on each Interest Reset Date.

Benchmark:	3-month US$ LIBOR

Spread to Benchmark:	+126 bps

Price to Public:	100.00%

CUSIP:	035242 AK2

ISIN:	US035242AK26

Calculation Agent:	The Bank of New York Mellon Trust Company, N.A.

Calculation of U.S. dollar LIBOR:	The Calculation Agent will determine 3-month U.S. dollar LIBOR (as defined above) in accordance with the following provisions: With respect to any Interest Determination Date, 3-month U.S. dollar LIBOR will be the rate for deposits in U.S. dollars having a maturity of three months commencing on the Interest Reset Date that appears on the designated LIBOR page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, 3-month U.S. dollar LIBOR, in respect of that Interest Determination Date, will be determined as follows: the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected and identified by the Issuer, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months, commencing on the Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then 3-month U.S. dollar LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then 3-month U.S. dollar LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on the Interest Determination Date by three major banks in The City of New York selected and identified by the Issuer for loans in U.S. dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time; provided, however, that if the banks selected by and identified by us are not providing quotations in the manner described by this sentence, 3-month U.S. dollar LIBOR determined as of that Interest Determination Date will be 3-month U.S. dollar LIBOR in effect on that Interest Determination Date. The designated LIBOR page is the Reuters screen “LIBOR01”, or any successor service for the purpose of displaying the London interbank rates of major banks for U.S. dollars. The Reuters screen “LIBOR01” is the display designated as the Reuters screen “LIBOR01”, or such other page as may replace the Reuters screen “LIBOR01” on that service or such other service or services as may be denominated for the purpose of displaying London interbank offered rates for U.S. dollar deposits by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of the IBA or its successor in calculating the London Inter-Bank Offered Rate in the event the IBA or its successor no longer does so. All calculations made by the Calculation Agent for the purposes of calculating the Interest Rate on the notes shall be conclusive and binding on the holders of the notes, the Issuer and the trustee, absent manifest error.

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll free at 1-888-603-5847, Deutsche Bank Securities Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll free at 1-800-294-1322, Mitsubishi UFJ Securities (USA), Inc. toll free at 1-877-649-6848, Santander Investment Securities Inc. toll free at 1-855-403-3636 and Société Générale collect at +44-20-7676-7618.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.